                                                                    Exhibit 23.2

                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


Nutrition for Life International, Inc.
Houston, Texas


We hereby consent to the incorporation by reference in the Registration Statement Form S-8 of our report dated November 1, 1996, except Notes 7 and 8, which are dated December 4, 1996, relating to the consolidated financial statements and schedules of Nutrition for Life International, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended September 30, 1996.





                                                  BDO Seidman, LLP


Houston, Texas
January 28, 1997